UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

ALLIANCE IMAGING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600, Anaheim, California 92806

(Address of principal executive offices, including zip code)

714-688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d):  Election of Directors.

At a meeting of the Board of Directors of Alliance Imaging, Inc., held on March 31, 2008, the Board of Directors approved the appointment of Aaron A. Bendikson to our Board of Directors to fill the vacancy created by the resignation of Stephen A. Kaplan.  Mr. Bendikson’s appointment will become effective immediately after Mr. Kaplan’s resignation becomes effective, which will occur at the time of our 2008 Annual Meeting.

Mr. Bendikson is one of the designees of OCM Principal Opportunities Fund IV, L.P., or Oaktree, an investment fund affiliated with Oaktree Capital Group Holdings GP, LLC, or Oaktree Group, which beneficially owns approximately 45.3% of the outstanding shares of our common stock.  In accordance with the terms of a Governance and Standstill Agreement, dated March 16, 2007, among Oaktree, Alliance and MTS Health Investors II, L.P., or MTS, Oaktree and MTS currently have the right to designate three members of our Board of Directors.  A description of the transaction in which Oaktree Group acquired beneficial ownership of our common stock, including the terms of the Governance and Standstill Agreement, is included in Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

As a member of our Board of Directors, Mr. Bendikson will be entitled to the compensation that we pay to our non-employee directors.  A description of our non-employee director compensation is included in Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01:  Financial Statements, Pro Forma Financial Information and Exhibits

(d)          Exhibits

The following exhibits are deemed filed with this Form 8-K:

10.1	Item 1.01 of Form 8-K of Alliance Imaging, Inc., filed with the SEC on March 22, 2007 (File No. 1-16609)*

10.2	Items 5.01 and 5.02 of Form 8-K of Alliance Imaging, Inc., filed with the SEC on April 20, 2007 (File No. 1-16609)*

10.3

Section entitled “Directors’ Compensation” included on pp. 9-11 of the Preliminary Proxy Statement of Alliance Imaging, Inc. for its 2008 Annual Meeting, filed with the SEC on April 1, 2008 (File No. 1-16609)*

*                                   Incorporated by reference to the referenced document filed with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2008

/s/ Eli H. Glovinsky
Name:	Eli H. Glovinsky
Title:	Executive Vice President, General
Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Item 1.01 of Form 8-K of Alliance Imaging, Inc., filed with the SEC on March 22, 2007 (File No. 1-16609)*

10.2	Items 5.01 and 5.02 of Form 8-K of Alliance Imaging, Inc., filed with the SEC on April 20, 2007 (File No. 1-16609)*

10.3

Section entitled “Directors’ Compensation” included on pp. 9-11 of the Preliminary Proxy Statement of Alliance Imaging, Inc. for its 2008 Annual Meeting, filed with the SEC on April 1, 2008 (File No. 1-16609)*

*                 Incorporated by reference to the referenced document filed with the SEC.

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